UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 30, 2007
United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification Number)
of incorporation)

55 Glenlake Parkway, N.E.
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 828-6000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On September 30, 2007, United Parcel Service, Inc. (“UPS”) announced it had reached a tentative agreement with the International Brotherhood of Teamsters on a new five-year contract covering approximately 240,000 full- and part-time package employees in the United States. The tentative contract, which must be presented to UPS Teamster-represented workers for ratification, was negotiated in advance of the current contract’s expiration on July 31, 2008. Upon ratification, most provisions of the new agreement will take effect on August 1, 2008.
The press release issued on September 30, 2007 is included as Exhibit 99.1, and is incorporated by reference herein.
Item 9.01. Financial Statement and Exhibits.
(c) Exhibits

Exhibit No.	Description

99.1	Press release issued September 30, 2007

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.

Date: October 1, 2007	By:	/s/ D. Scott Davis

	Name:	D. Scott Davis
	Title:	Vice Chairman and Chief Financial Officer

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